Exhibit 99.1
The Oilservice Conference V San Francisco-February 2007

Forward-Looking Statements This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that Superior expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made by Superior based on management's experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond Superior's control, which may cause Superior's actual results to differ materially from those implied or expressed by the forward-looking statements. These risks include a decrease in domestic spending by the oil and natural gas exploration and production industry, a decline in or substantial volatility of crude oil and natural gas commodity prices, the loss of one or more significant customers, the loss of or interruption in operations of one or more key suppliers, the incurrence of significant costs and liabilities in the future resulting from our failure to comply with new or existing environmental regulations or an accidental release of hazardous substances into the environment. These risks and uncertainties are detailed in Superior's Annual Report on Form 10-K for the year ended December 31, 2005 and other reports filed with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward- looking statements.

David E. Wallace Chief Executive Officer Management Representatives Thomas W. Stoelk Chief Financial Officer

History

- Superior, an oilfield services company based in Indiana, PA, was founded in 1997 to provide technical pumping and down-hole surveying services to the Northeastern United States
- Superior was founded by David E. Wallace, Jacob B. Linaberger and Rhys R. Reese

1997	1998	1999	2002	2003
Q2 Company Founded Q3 Opened Bradford and Black Lick, PA Service Centers	Q1 Opened Mercer, PA Service Center	Q1 Acquired the assets and personnel of Eastern Well Surveys, Inc Q2 Added Nitrogen Services to Mercer, PA	Q2 Opened Cottondale, AL Service Center	Q2 Opened Kimball, WV Service Center Q3 Opened Hominy, OK Service Center Acquired the assets and personnel of Oklahoma wireline company

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History

Continued from previous slide

2004	2005	2006	2007
Q2 Opened Cleveland, OK Service Center Opened Columbia, MS Service Center	Q2 Opened Vernal, UT Service Center Opened Bossier City, LA Service Center Opened Gaylord, MI Service Center Q3 Priced initial public offering at $13.00 Opened Van Buren, AR Service Center	Q1 Opened Buckhannon, WV Service Center Q2 Opened Norton, VA Service Center Acquired Enid,OK assets and personnel of wireline company Q3 Opened Farmington, NM and Fort Worth, TX Service Centers Q4 Acquired Trinidad, CO assets and personnel of wireline company	Q1 Acquired Hays, KS assets and personnel of a wireline company

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At IPO Current Crews 72 117 Horsepower 70,000 153,000 Trucks 288 639 Significant Growth in All Service Areas 2000 2001 2002 2003 2004 2005 2006 15.1 25.5 34.2 51.5 76 131.7 244.6 Revenue Growth 59% CAGR (3) 2000 2001 2002 2003 2004 2005 2006 2.8 7.6 7.8 11.8 15.2 32.6 67.6 EBITDA Growth 1 70% CAGR (3)

Current Operations Since 1997, Superior has expanded from two service centers in the Appalachian region to 20 service centers (includes February 2007 acquisition) providing technical pumping and down-hole surveying services across 38 states We expect the Mid-Continent, Southwest and Rocky Mountain regions to be our strongest growth areas We recently opened sales offices in Houston, Oklahoma City and Denver We recently opened sales offices in Houston, Oklahoma City and Denver We recently opened sales offices in Houston, Oklahoma City and Denver We recently opened sales offices in Houston, Oklahoma City and Denver We recently opened sales offices in Houston, Oklahoma City and Denver We recently opened sales offices in Houston, Oklahoma City and Denver We recently opened sales offices in Houston, Oklahoma City and Denver

Competitive Strengths Established Reputation and Solid Customer Base Relationships built on strong safety record and highly responsive customer service Low Cost Operations Lower Corporate Overhead due to flatter organizational structure Specialized trucks enable Superior to service wells with fewer trucks and less manpower Geographical reach=rapid response 20 service centers enable us to respond rapidly to our customers' short lead-time Management Team with Proven Track Record and Established Client Relationships Each member of the operational management team has at least 24 years of oilfield services industry experience, primarily with Halliburton Energy Services

Business Strategy Expand Operations and Market Presence Leverage existing customer relationships Hire qualified personnel in new markets Grow through selective acquisitions Emphasize a High Value and High Margin Approach Offer technologically advanced pressure pumping, equipment and services comparable to major oilfield services providers, but at a reduced price Pursue customers requiring advanced technology for higher pressure stimulation Maintain Streamlined Management Structure Emphasize Highly Responsive Customer Service Leverage experienced employees and technological expertise to serve customers' needs

Stimulation Nitrogen Cementing Down-hole surveying East 58.4 10.4 21 10.2 2006 Revenue by Service Historical Revenue by Region Expanding Operations and Market Presence Go where the action is Our organic expansion activities generally consist of establishing service centers in new locations that position us to capitalize on the growing need for oilfield services Follow the customer Historically, many of our customers have asked us to expand into new regions Acquire, then bolt on services We additionally seek to grow through selective acquisitions, after which we can add services for existing customers 2000 2001 2002 2003 2004 2005 2006 Appalachian 15.1 25.4 29.9 39.9 48.4 71.7 118.9 Southeast 0 0.1 4.2 10.7 21.1 34.3 58.5 Rocky Mountain 0 0 0 0 0 4.7 16.8 Mid-Continent 0 0 0.4 0.1 6.5 21.1 43.6 Southwest 0 0 0 0 0 0 6.8

Recent Developments Help Expand Footprint Recent Acquisitions February 2007 Superior acquired the operating assets of ELI Wireline for $7.9 million in cash, expanding our open-hole logging and cased-hole completion services in Kansas, Oklahoma and Nebraska, and adding 30 employees. October 2006 Superior acquired the operating assets of Patterson Wireline, L.L.C. for $8.7 million in cash, expanding our open-hole logging and cased-hole perforating services in the Rocky Mountain Region, and adding Patterson's 25 employees. This acquisition will help foster cross-selling of stimulation, nitrogen and cementing services into the markets Patterson currently serves in Colorado and New Mexico Equity Raise December 2006 Follow-on offering of 3.7 million primary shares raises $88.6million for Superior, which helped to reduce debt and fund 2006/2007 capex expansion. Improved liquidity of stock through sale of 1.6 million insider shares, primarily from the Snyder family. Management remains incentivized with 16% of the shares outstanding.

Breadth of Customer Base Customer base has grown from 89 customers in 1999 to over 1,200 customers in 2006 89 1,200 + 1999 2006

Commodity prices remain above historical norms. This drives drilling activity and spending in U.S. Recent price declines have not adversely affected activity in most regions. U.S. drilling activity and spending is being directed towards natural gas. Average natural gas rig count increased 89.9% from 720 in 2000 to 1,446 in 2007 1 Natural gas drilling and completion spending increased 328.7% from $10.8 billion in 2000 to $52.2 billion in 2005. It is projected to increase to $69.8 billion in 2006 2 Despite increased natural gas drilling, production levels have remained relatively flat due to higher decline rates. This led to a flurry of activity in shales, tight sands and coals, which together provided 41% of domestic gas supply in 2004, up from 16% in 1990, and still growing. These unconventional resources require the advanced stimulation techniques we provide. Through first week of February 2, 2007 Spears & Associates Drilling and Production Outlook. March 2006. Excludes Dry Hole Costs Baker Hughes and EIA U.S. Drilling and Completion Spending 2 U.S. Natural Gas Rig Count and Production 3 Industry Growth Drivers

Operations Overview

Stimulation Cementing Nitrogen Down-hole surveying East 55.3 21.8 13.4 9.5 2000 2001 2002 2003 2004 2005 Stimulation Services 54 54.8 53.4 52.2 52.4 55.3 Nitrogen Services 5.6 12.1 13.3 16.6 16.7 13.4 Cementing Services 22.3 19.1 21 19.4 20.5 21.8 Down-Hole Surveying Services 18.1 14 12.3 11.8 10.4 9.5 2006 Revenue by Services Historical Revenue by Services Categories of Services Superior's services fall into two primary categories: Technical Pumping Services is comprised of Stimulation Services, Nitrogen Services and Cementing Services Down-Hole Surveying Services is comprised of Open-Hole Logging Services and Cased-Hole Perforating Services

Stimulation Service Center Locations Technical Pumping: Stimulation Services Stimulation Services includes fracturing and acidizing services, which improve the flow of oil and natural gas from producing zones Represented $72.8 million or 55.3% of 2005 revenue and $142.9 million or 58.4% of 2006 revenue Specialized fluids and equipment enable Superior to provide services with relatively high pressures (8,000 to 10,000 psi) and high temperatures (325 degrees Fahrenheit) 23 stimulation crews of approximately six to 20 employees each Fleet of 392 vehicles, including high-tech, specialized pump trucks, blenders and frac vans

Technical Pumping: Nitrogen Services Nitrogen Services primarily consists of foam-based nitrogen stimulation services, utilized when fluid-based fracturing and acidizing would be damaging to, or ineffective in, oil and natural gas producing or low pressure zones Represented $17.7 million or 13.4% of 2005 revenue and $25.4 million or 10.4% of 2006 revenue Eight nitrogen crews of approximately three to four employees each Fleet of 26 nitrogen pump trucks and 22 nitrogen transport vehicles Primarily used for Coal Bed Methane, Tight Gas Sands, Shale Gas and Low Pressure Reservoirs Nitrogen Service Center Locations

Technical Pumping: Cementing Services Cementing Services isolate fluids between the casing and productive formations, seal casing from corrosive formation fluids and provide structural support Represented $28.7 million or 21.8% of 2005 revenue and $51.4 miilion or 21.0% of 2006 revenue 45 cementing crews of approximately three to four employees each Fleet of 118 cement trucks Established a cement testing lab in 2006 Capable of performing cement jobs up to 14,000 feet and 300 degrees Fahrenheit Cementing Service Center Locations

Down-Hole Surveying Services Down-Hole Surveying Services cumulatively represented $12.5 million or 9.5% of 2005 revenue and $25.0 million or 10.2% of 2006 revenue Open-Hole Logging Services involve gathering of down-hole information to identify characteristics of the formation or zone to be produced Cased-Hole Perforating Services involve firing shaped explosive charges to penetrate the producing zone 41 logging and perforating crews of approximately two to four employees each 81 logging and perforating trucks and cranes Logging Services for air or fluid drilled wells up to 8,000 feet, perforating up to 17,000 feet and 6,000 psi Down-Hole Surveying Services Center Locations

Equipment Overview Superior has 639 specialized multi-purpose trucks, of which 558 are technical pumping trucks and 81 are down-hole surveying trucks Superior employs a preventative maintenance program that includes monthly inspections of each of the trucks and the other mechanical equipment Down-Hole Surveying Services: 81 Trucks Technical Pumping Services: 558 Trucks Stimulation Services 392 Trucks Nitrogen Services 48 Trucks Cementing Services 118 Trucks Logging Services 17 Trucks Perforating Services 64 Trucks/Cranes

Experienced Executive Management Team David E. Wallace CEO & Chairman Co-Founder 20-year tenure at Halliburton in operational management and sales Thomas W. Stoelk VP & CFO CFO & SVP at Great Lakes Energy Partners CFO Range Resources Senior Manager at Ernst & Young Jacob B. Linaberger President Co-Founder 25-year tenure at Halliburton in operational management, technical engineering and sales Rhys R. Reese EVP & COO Co-Founder 15-year tenure at Halliburton in management, engineering and technical sales

Strong Operating Team

Employee	Title	Experience
Joe Sekerak	Director of Maintenance	35+ years/w Halliburton NE Regional Maintenance Mgr. 1600 Trucks
Mark Horner	Mid Continent Regional Mgr.	34 years w/ Halliburton
Mike Seyman	Rocky Mountain Regional Mgr.	23 years/w Halliburton
Dan Arnold	Southeast Regional Mgr.	22 years/w Halliburton & Universal Well Services (UTI)
John Gray	Appalachian Regional Mgr.	32 years/w Halliburton & Columbia Natural Resources
Marty Comini	North American Wireline Mgr.	16 years/w Schlumberger, Allegheny (Reaves)
Charles Keith	Central U.S. Technical Mgr.	14 years/w Schlumberger
Dan Coffee	Manager of Business Devlp & Acquisitions	23 years/w Schlumberger & Eastern Well Surveys
Rusty Hite	Manager of Nitrogen Services	21 years/w Halliburton
Lancy White	Cementing Mgr. Southeast Region	24 years/w Schlumberger
Fred Kistner	Controller	15 years/w Universal Well Services (UTI)

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Financial Overview

2000 2001 2002 2003 2004 2005 2006 0.8 3.5 3.1 4.7 5.5 18 31.9 2000 2001 2002 2003 2004 2005 2006 1.5 3.8 9.8 9.2 19.4 40.8 75.1 6-year CAGR Historically, the Company was not subject to income taxes taxes due to its structure; Net income for 2005 excludes an $8.6MM non-cash tax adjustment to reflect deferred taxes that existed at the date of reorganization. Actual net income including this non-cash tax adjustment was $9.5 million. EBITDA is a "Non-GAAP" financial measure. We define EBITDA as net income before interest expense, income tax expense and depreciation and amortization expense. See reconciliation of EBITDA to Net Income on "Sellected Financial Information" slide. Net Income Growth 2 85% CAGR 1 Capital Expenditure Growth 92% CAGR 1 2000 2001 2002 2003 2004 2005 2006 15.1 25.5 34.2 51.5 76 131.7 244.6 Revenue Growth 59% CAGR 1 2000 2001 2002 2003 2004 2005 2006 2.8 7.6 7.8 11.8 15.2 32.6 67.6 EBITDA Growth 3 70% CAGR 1 Historical Performance

EBITDA(1) Growth 2005 vs 2004 SWSI 109% Source: First Call, and McDonald Investments/Key Bank estimate of 2007 EBITDA (NOTE - this must be changed to analyst consensus for 2007. We can also add a 2005 vs 2004 chart, and these can be reordered too) How We Measure Up EBITDA(1) Growth 2006 vs 2005 SWSI 109% (1) EBITDA is a "Non-GAAP" financial measure. For a definition of how we define EBITDA please see our "Selected Financial Information" slide Other companies may define EBITDA differently and we make no representation as to the comparability of our EBITDA to the EBITDA of other companies. SWSI 111%

Historically, the Company was not subject to income taxes taxes due to its structure. Income tax expense for 2005 includes an $8.6MM non-cash tax adjustment to reflect deferred taxes that existed at the date of reorganization. EBITDA is a "Non-GAAP" financial measure. We define EBITDA as net income before interest expense, income tax expense and depreciation and amortization expense. Management believes EBITDA assists in comparing our performance on a consistent basis, since it removes the impact of our capital structure and asset base from our operating results and enhances an investors' understanding of our financial performance. EBITDA should not be considered an alternative to net income, operating income or cash flows from operating activities as determined under United States generally accepted accounting principles and may not be comparable to other similarly titled measures of other businesses. Selected Financial Information

Consolidated Balance Sheets (1) $20 million currently available under revolving credit facility

Investment Highlights Established Track Record of Growth Revenue has grown at a 6-year CAGR of 59% EBITDA has grown at a 6-year CAGR of 70% Customer base has grown from 89 customers in 1999 to over 1,200 today Operations in five geographic regions covering 38 states Demonstrated capability to grow in technologically advanced, higher margin markets Low Cost Operations Lower corporate overhead 639 specialized trucks permit Superior to service wells with fewer trucks and less manpower, thereby reducing costs Experienced Operational Management Team with Proven Track Record At least 24 years of oilfield services industry experience, primarily with Halliburton Energy Services Incentivized Management Ownership Management owns 16% of the shares outstanding

The Oilservice Conference V San Francisco-February 2007